UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2020

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th ownership interest in a share of 6.50% Series B Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, liquidation preference $25,000 per share and a 1/1,000th ownership interest in a share of Series B-1 Preferred Stock, par value $0.01 per share, liquidation preference $0.01 per share	NI PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously announced, on February 26, 2020, NiSource Inc. (“NiSource”) and Bay State Gas Company d/b/a Columbia Gas of Massachusetts (“Columbia of Massachusetts”) (together with NiSource, “Seller”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Eversource Energy, a Massachusetts voluntary association (“Buyer”). The Asset Purchase Agreement was described in NiSource’s current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2020. On October 9, 2020, Buyer and Seller consummated the transactions contemplated by the Asset Purchase Agreement.

As previously disclosed, on July 2, 2020, Buyer, Seller and Eversource Gas Company of Massachusetts, a wholly-owned subsidiary of Seller (“EGMA”), filed with the Massachusetts Department of Public Utilities (“DPU”) a joint petition for the approval of the transaction as contemplated by the Asset Purchase Agreement and a proposed multi-year rate plan. The petition sought approval of a settlement agreement executed on July 2, 2020 (the “Settlement Agreement”) among, Buyer, Seller, EGMA, the Massachusetts Attorney General’s Office, the Massachusetts Department of Energy Resources and the Low-Income Weatherization and Fuel Assistance Program Network. The Settlement Agreement was conditioned on its approval by the DPU no later than September 30, 2020; however, this deadline was extended to October 7, 2020. The Settlement Agreement was approved by the DPU on October 7, 2020. A description of the terms of the Settlement Agreement was included in NiSource’s current report on Form 8-K filed with SEC on July 6, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

October 9, 2020	By:	/s/ Anne-Marie W. D’Angelo
Anne-Marie W. D’Angelo
Senior Vice President, General Counsel and Corporate Secretary